UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2018
(July 18, 2018)


Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)



Minnesota

0-1937

41-0843268
(State or Other Jurisdiction of
Incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)
400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)
Registrant's telephone number, including area code: (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

-
Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

-
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

-
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
    As previously disclosed, on May 22, 2017, Oakridge Holdings,
Inc. (-we- or the -Company-) and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation (-Stinar- and together with the Company, the -Debtors-) filed voluntary petitions in the United States
Bankruptcy Court for the District of Minnesota (the -Bankruptcy
Court-) seeking relief under Chapter 11 of Title 11 of the United States Code (the -Bankruptcy Code-). The Chapter 11 Cases are administered under the captions -In re Oakridge Holdings, Inc.,- Case No. 17-31669 and In re Stinar HG, Inc., dba Stinar Corporation Case No. 17-341670
(the -Chapter 11 Cases-).

Confirmation of Plan of Reorganization
    On July 18, 2018, the Bankruptcy Court entered an Order and
Notice Confirming Plan and Fixing Time Limits for the Company and an Order and Notice Confirming Plan and Fixing Time Limits for Stinar
(the -Confirmation Orders-), confirming Oakridge Holding's First Amended Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code and Stinar-s First Amended Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (collectively, the -Plans-). The effective date of the Plans will be the seventh business day after the issuance of the Confirmation Orders, August 2, 2018.

Summary of the Plans
    The following is a summary of certain provisions of Company's
First Amended Plan of Reorganization. The summary is qualified in its entirety by reference to the full text of the Company's First Amended Plan of Reorganization, which is incorporated by reference herein.

Allowed Administrative Claims (under Section 507(a)(2) of the Bankruptcy
Code). Allowed Administrative Claims are to be paid in full on the Effective Date of the Order, to the extent not otherwise paid in the ordinary course of business as the same become due or as agreed upon by a particular claimant. Payments will be made by the Company's subsidiary, Stinar. Stinar will also continue to pay all fees payable, including quarterly trustee fees, and any other court fees, that come due until the Chapter 11 case is closed, converted or dismissed.

Allowed Claims under Section 507(a)(8) of the Bankruptcy Code.
Allowed Claims under Section 508(a)(8) of the Bankruptcy Code will, unless otherwise agreed, be paid in full in regular monthly installments, over a period of no more than 60 months from the date of the filing of Chapter 11 bankruptcy cases, with interest as required by state law. Payments will be made by the Company's subsidiary, Stinar.

Intercompany Debts. Stinar scheduled a claim of $470,265 owing to the Company and the Company listed said debt as its only tangible asset (other than its ownership interest in Stinar). Under the Plans, amounts claimed as intercompany debt owing from Stinar to the Company will be treated as pre-petition capital contributions to Stinar from the Company.

Class I: Secured Claims. As of the petition date, the Company had no secured debts.

Class II B: General Unsecured Claims. General unsecured claims will be paid a pro rata portion of their allowed total from a pool of
 $50,000 (except to the extent that allowed IIB claims are less than $50,000, in which case, allowed claims will be paid as scheduled or filed through a proof of claim, without interest). Payments will be made by the Company's subsidiary, Stinar.

Class III Equity Interests. On the Effective Date, all of the equity securities representing ownership interests in the Company, including all outstanding shares of the Company's capital stock, and any rights to acquire any shares of the Company-s capital stock, will be cancelled and extinguished and the Company will have no further obligation thereunder. Holders of the Company's common stock will not receive any distributions in connection with their shares. No new shares of capital stock or rights to acquire shares of capital stock in the Company will be issued or distributed and the Company will be dissolved.

    The following is a summary of certain provisions of Stinar's First Amended Plan of Reorganization. The summary is qualified in its entirety by reference to the full text of Stinar's First Amended Plan of Reorganization, which is incorporated by reference herein.

Allowed Administrative Claims (under Section 507(a)(2) of the Bankruptcy
Code). Allowed Administrative Claims will be paid in full on the Effective Date, to the extent not otherwise paid in the ordinary course of business as the same become due or as agreed upon by a particular claimant. Payments will be made by Stinar. Stinar will also continue to pay all fees payable, including quarterly trustee fees, and any other court fees, that come due until the Chapter 11 case is closed, converted or dismissed.

Allowed Claims under Section 507(a)(8) of the Bankruptcy Code. Allowed Claims under Section 507(a)(8) of the Bankruptcy Code will, unless otherwise agreed, be paid in full in regular monthly installments, over a period of no more than 60 months from the date of the filing of Chapter 11 bankruptcy cases, with interest as required by state law. Payments will be made by Stinar.

Class IA Secured Claims. Claims of Signature Bank, which are secured by a mortgage on real property owned by Stinar, a blanket security interest in Stinar's equipment, and by a guarantee of Oakridge and its President, Robert Harvey, will be paid in installments commencing 30 days after the Effective Date, in accordance with the terms of the notes and mortgage executed by Stinar in favor of the Class 1A creditor prior to commencement of the Chapter 11 Cases. The amounts of principal not paid by Stinar during the course of the Chapter 11 Cases will be added to the balloon payment due on the maturity date, which will continue to be January 2023. The holder of Class 1A Secured Claims will retain the liens and security interests in the collateral described above.

Class IB Secured Claims. Claims of the U.S. Small Business Administration, which are secured by a mortgage on real property owned by Stinar, a blanket security interest in Stinar's equipment, and also by a guarantee of Oakridge and its President, Robert Harvey, will be paid in installments commencing 30 days after the Effective Date, in accordance with the terms of the loan documents executed by Stinar in favor of the Class 1B creditor prior to commencement of the Chapter 11 Cases. The maturity date for the loan will be extended by the number of months during the Chapter 11 Cases during which no payments were made by Stinar. The holder of Class 1A Secured Claims will retain the liens and security interests in the collateral described above.

Class IC Secured Claims. Claims of Kruckeberg Industries LLC ('Kruckeberg'), which include (i) Kruckeberg's Class 1C Secured Claims, which are secured by a lien on Stinar's assets, (ii) amounts owing to Kruckeberg by Stinar under a Debtor in Possession loan provided to Stinar by Kruckeberg (the -DIP Loan-), which are secured by a priority lien on Stinar's assets, and (iii) amounts owing to Kruckeberg from Stinar under a pre-petition management agreement will all be converted into a 100% ownership interest in Stinar.

Class ID Secured Claims. Claims of Ford Motor Credit, which are secured by a security interest in a truck chassis owned by Stinar will be paid in full within sixty days after the Effective Date.

Class II A Unsecured Claims. Robert Harvey, the Current President of Stinar, will be repaid $59,000 for amounts previously advanced to Stinar. Pursuant to the terms of the Bankruptcy Code, the claim under Class II A will be repaid on a semi-annual basis.

Class IIB Unsecured Claims. Stinar scheduled a claim of $470,265 owing to the Company and the Company listed said debt as its only tangible asset (other than its ownership interest in Stinar). Under the Plans, amounts claimed as intercompany debt owing from Stinar to the Company will be treated as pre-petition capital contributions to Stinar from the Company.
Class IIIC Unsecured Claims - Convenience Class. Unsecured creditors with a claim exceeding $3,000 may elect to reduce their claims to $3,000 and receive payment of the reduced claim within 60 days of the Effective Date. Class IIID General Unsecured Claims. Stinar will pay all Class IIID claimants 100% of their allowed claims, without interest. Stinar will pay 50% of the general unsecured claims (other than Class IIIC Unsecured Claims - Convenience Class, described above) six months after the Effective Date. Cashflow permitting, the remaining 50% will be paid 12 months after the Effective Date.

Class III Equity Interests. 100% of the common stock of Stinar is held by the Company. On the Effective Date, all common stock held by the Company will be cancelled and Stinar will have no further obligations with respect to the cancelled shares. On the Effective Date, as stated above, Kruckeberg will convert amounts owing to Kruckeberg into a 100% ownership interest in Stinar.

Outstanding Shares of the Company Common Stock
    As of the date of the Confirmation Orders, there were approximately 1,431,503 shares of the Company-s common stock outstanding. No shares of the Company's common stock are reserved for future issuance in respect of claims and interests under the plan.

Assets and Liabilities
    As of June 20, 2018 (the date on which the Company last prepared and filed its unaudited monthly financial reports with the Bankruptcy Court), the Company reported total assets of ($155,005) and total liabilities and shareholder equity of ($155,005) (unaudited). As of June 20, 2018, Stinar reported total assets of $2,208,157 and total liabilities and shareholder equity of $2,208,157(unaudited).

Item 3.03	Material Modification to Rights of Security Holders.

    The information set forth in Item 1.03 of this Current Report on Form 8-K (regarding cancellation of the Company-s capital stock) is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election
of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

      The Company's Plan provides that, to the extent necessary to effectuate the terms of the plan and the dissolution of the Company, Robert Harvey will remain the President of the Company and shall be deemed elected as the sole member of the Company-s board of directors.

Cautionary Statement Regarding Forward-Looking Statements
    This Current Report on Form 8-K and Exhibit 99.1 and Exhibit
99.2 hereto may contain -forward-looking statements- within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company's management.
Forward-looking statements may be identified by words such
as -anticipate,- -estimate,- -expect,- -project,- -intend,
-plan,- -believe,- -may,- -predict,- -will,- -would,- -could, -should,- -target- and similar expressions. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements.
 All forward-looking statements made by the Company are predictions and not guarantees of future performance, involve material risks and uncertainties and are subject to change based on factors that are difficult to predict and that may be beyond the Company's control. The Company will not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Under the Plans,
the Company does not expect to be able to distribute any proceeds to the Company's stockholders and therefore believes that the shares of its common stock are worthless.
-
Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

99.1

First Modified Plan of Reorganization of Oakridge Holdings, Inc.
99.2

First Modified Plan of Reorganization of Stinar HG, Inc.
99.3

Order and Notice Confirming Plan and Fixing Time Limits - Oakridge
Holdings, Inc.
99.4

Order and Notice Confirming Plan and Fixing Time Limits - Stinar HG,
Inc




__________________________________________________________


SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





OAKRIDGE HOLDINGS, INC.
(Registrant)




Date: July 26, 2018



By:

/s/ Robert Gregor




Name:

Robert Gregor




Title:

Member of the Board of Directors and
Secretary